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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333- 56961) of Brigham Exploration Company and in the Registration Statement on Form S-8 (No. 333-70137) of Brigham Exploration Company of our report dated March 30, 1999, which appears on page F-1 of this Form 10-K of Brigham Exploration Company.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP


Houston, Texas
March 30, 1999